UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2021

CAT9 Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-222288	47-2912810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2001, Dading Century Square, No 387, Tianren Road, Wuhou District, Chengdu, China 610000

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-028-85594777

(ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On October 1, 2021, the Board of Directors (the "Board") and majority shareholders of CAT9 Group Inc. (the “Company”) were notified our independent registered public accounting firm Yichen Yeh, CPA (“YY”) was revoked by the PCAOB pursuant to disciplinary proceedings effective as of September 29, 2021. By way of this action, Company’s engagement to YY was terminated effective immediately. From May 30, 2018 (date of engagement) through to the date of this Current Report on Form 8-K, (1) there were no disagreements with YY on any matter of accounting principles or practices, financial statement disclosure, or procedure, which, if not resolved to the satisfaction of YY, would have caused YY to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided YY with a copy of this Current Report on Form 8-K and requested that YY furnish the Company with a letter addressed to the US Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of YY’s letter, dated October 22, 2021, is filed as Exhibit 16.1 to this Form 8-K.

The Company will re-audit its 2020 financial statements with its new PCAOB auditor along with its 2021 financial statements.

(b) New Independent Registered Public Accounting Firm

On October 18, 2021, the Company engaged L&L CPAs ("L&L") as our new independent principal accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the Company’s two most recent fiscal years and through October 18, 2021, neither the Company, nor anyone on its behalf has consulted L&L with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) any matter that was either the subject of a disagreement with YY or a reportable event with respect to YY; (iii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that L&L concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
16.1	Letter from Yichen Yeh, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun

Wenfa “Simon” Sun

President, Chief Executive Officer, and Chairman of the Board of Directors

Dated: October 22, 2021

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